AMPLICON, INC.
                5 Hutton Centre Drive, Suite 500
                      Santa Ana, CA  92707


                 ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON NOVEMBER 10,1995


                         PROXY STATEMENT
                     SOLICITATION OF PROXIES


      The accompanying proxy is solicited by the Board of Directors of Amplicon, Inc. (the "Company" or "Amplicon") for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices at Five Hutton Centre Drive, Suite 500, Santa Ana, California on Friday, November 10, 1995 10:00 a.m., local time, and at any and all adjournments thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. Where no specification is made on a properly executed and returned proxy, and unless otherwise indicated in this proxy statement, the shares will be voted FOR the election of all nominees for Directors named in the proxy and FOR the approval of the 1995 Equity Participation Plan. Any shareholder has the power to revoke his or her proxy at any time before the Annual Meeting. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by a subsequent proxy executed by the person executing the proxy and presented to the Annual Meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

      This Proxy Statement is being mailed to the Company's shareholders on or about October 23, 1995. The solicitation of proxies will be made by mail and expenses will be paid by the Company, and will include forwarding solicitation materials regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some shareholders. All such further solicitation will be made by the Company's regular employees who will not receive additional compensation for that solicitation. The mailing address of the Company's principal executive offices is Five Hutton Centre Drive, Suite 500, Santa Ana, California 92707.


              OUTSTANDING SHARES AND VOTING RIGHTS

      Only holders of record of the 5,873,959 shares of the Company's Common Stock outstanding at the close of business on October 6, 1995, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock of the Company entitled to vote at the meeting must be represented in person or by proxy at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, and therefore will have the same effect as a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder's shares) unless the names of the candidate or candidates for whom votes will be cumulated have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have
been  nominated.   If  voting  for  directors  is  conducted
by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine. In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit. If the voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of the majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. On all other matters, each share is entitled to one vote.


                     PRINCIPAL SHAREHOLDERS

     The following table sets forth as of October 6, 1995 certain information as to the number of shares of the Company's Common Stock beneficially owned by each person who is known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock and by all directors and officers as a group.

                             Amount of the            Percent of the
Name and Address of         Company's Common         Company's Common
Beneficial Owners                Stock                    Stock
                           Beneficially Owned       Beneficially Owned
Patrick E. Paddon             3,315,664 <F1>              55.1%
  c/o Amplicon,Inc.
  5 Hutton Centre Drive
  Santa Ana CA  92707
Glen T. Tsuma                   731,386                   12.5%
  c/o Amplicon, Inc.
  5 Hutton Centre Drive
  Santa Ana CA  92707
 Twin Oaks Partners             516,420                    8.8%
  c/o McGrath, Doyle & Phair
  150 Broadway
  New York, N.Y.  10038
All Directors and             4,088,450 <F2>              67.5%
Officers as a Group
(5 persons)

<F1>Includes options to purchase 150,000 shares which are
    exercisable within 60 days of October 6, 1995.
<F2> Includes options to purchase 186,000 shares which are
    exercisable within 60 days of October 6, 1995.

                             ITEM 1

                      ELECTION OF DIRECTORS

     Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed form of proxy, unless the proxy specifies otherwise, to vote the shares represented by the proxy FOR the election of the nominees set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

      The nominees for the Board of Directors are Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, and Harris Ravine.
Certain information as of October 6, 1995 with respect to the nominees for election as directors, including the number of shares of the Company's Common Stock beneficially owned by each of them as of October 6, 1995, is set forth under "Directors and Executive Officers" below.

      The Board of Directors met four times during the year ended June 30, 1995. The Board has established Audit and Stock Option Committees. The Audit Committee consists of Messrs. Tsuma, Lowry and Ravine. The Audit Committee has responsibility for consulting with the Company's officers regarding the scope of the auditor's examination and review of the annual financial statements and accounting policies of the Company. The Audit Committee met twice during the year ended June 30, 1995. The Stock Option Committee, composed of Messrs. Tsuma, Paddon and Conrad F. Hohener, III, makes recommendations to the Board of Directors with regard to the granting of stock options. The Stock Option Committee met twice during the year ended June 30, 1995. All board and committee meetings were attended by each director. The entire Board of Directors of the Company serves as the Compensation Committee.

      Directors who are employees of the Company do not receive any fees for their services as directors. Directors of the Company who are not employees are paid a quarterly retainer of $2,500 plus expenses.


                DIRECTORS AND EXECUTIVE OFFICERS

      Current members of the Board of Directors and executive officers, together with certain information regarding them, are as follows:

                                                 Shares of        Percent of
                                                 Common Stock     Common Stock
Name                Age     Position             Beneficially     Beneficially
                                                   Owned            Owned
Patrick E. Paddon   44      Chief Executive       3,315,664 <F1>     55.1%
                            Officer, President,
                            Director
Glen T. Tsuma       42      Chief Operating         731,386          12.5%
                            Officer, Secretary,
                            Director
Michael H. Lowry    50      Director                  8,000 <F2>       *

Harris Ravine       52      Director                  2,000 <F3>       *

S. Leslie Jewett    40      Chief Financial Officer  33,400 <F4>       *

*   Less than one percent

<F1>Includes  options to purchase 150,000  shares  which  are exercisable within 60 days of October 6, 1995.
<F2>Includes  options  to  purchase 6,000  shares  which  are exercisable within 60 days of October 6, 1995.
<F3>Includes  options  to  purchase  2,000  shares  which  are exercisable within 60 days of October 6, 1995
<F4>Includes  options  to purchase 30,000  shares  which  are exercisable within 60 days of October 6, 1995.

    Patrick E. Paddon founded Amplicon in 1977 and has served as the President and a director of the Company since its inception. Prior to 1977, Mr. Paddon was the Manager of Corporate Planning and Budgets at Business Systems Technologies, a manufacturer of IBM plug-compatible peripheral equipment. Mr. Paddon is the spouse of Ms. Jewett.

    Glen T. Tsuma joined the Company in May 1981 and has been Chief Operating Officer since August 1989 and Secretary since
October 1991. Prior to joining Amplicon, he was an audit manager with Arthur Young & Company.

    Michael H. Lowry was elected to the Board of Directors in August 1992. Mr. Lowry is a Managing Director of Nomura Securities International, Inc., an investment banking firm. Prior to joining Nomura Securities in February 1994, Mr. Lowry had been employed by the investment banking firm of Bear Stearns & Co., Inc. from 1991 to 1993 and by the investment banking firm of Kidder, Peabody & Co. Incorporated from 1970 to 1990.

    Harris Ravine was elected to the Board of Directors in February 1994. Mr. Ravine has been Managing Director of BI Capital, Limited and Technology Investment Officer with The Broe Companies, a real estate investment company since June 1994. Prior thereto, Mr. Ravine was employed by Storage Technology Corporation, a computer manufacturer, in various capacities, including Executive Vice President, Chief Administrative Officer and Group Officer for Midrange Markets from June 1992 to

January 1994,  Executive Vice President -- Europe, Africa and
Middle-East from March 1991 to June 1992, and Executive Vice
President and Chief Financial Officer from June 1989 to March 1991.

      S. Leslie Jewett joined the Company in September 1991 as Vice President - Finance. In April 1994, Ms. Jewett was named Chief Financial Officer of the Company. From 1981 to 1990, she held various management positions at Kidder, Peabody & Co. Incorporated, including senior vice president, corporate finance. Ms. Jewett has a BA from Swarthmore College and an MBA from Stanford University. From 1991 through May 1995, Ms. Jewett was a director of Geonex Corporation which entered into Chapter 11 bankruptcy in 1995. Ms. Jewett is the spouse of Mr. Paddon.

Executive Compensation

      The following table discloses compensation paid by the Company to the Chief Executive Officer and the remaining most highly-paid executive officers for the three fiscal years ended
June 30, 1995:

                                                          Long-term
                                    Annual Compensation  Compensation    Other
Name and Principal Position   Year    Salary    Bonus      Options    Compensation <F1>
Patrick E. Paddon             1995   $375,000     --          --         $1,000
 Chief Executive Officer      1994    375,000     --          --          1,000
                              1993    375,000     --          --          1,000
Glen T. Tsuma                 1995   $180,000     --          --         $1,000
 Chief Operating Officer      1994    180,000     --          --          1,000
                              1993    120,000   30,000        --          1,000
Thomas M. Cannon              1995   $ 55,385     --          --        $90,000 <F2>
 Senior Vice President        1994    180,000     --          --          1,000
     Sales & Marketing        1993    180,000     --        25,000        1,000
S. Leslie Jewett              1995   $150,000     --          --         $1,000
 Chief Financial Officer      1994    131,000     --        16,667        1,000
                              1993    120,000   10,000        --          1,000
_________________

<F1>Company  contribution  under the Company's  401(k)  Plan, subject to certain vesting restrictions.
<F2>Mr. Cannon's employment ended in December 1994.  Under the terms of his employment agreement, he received six months severance pay.

Stock Options

      During fiscal 1995, no executive officer received a stock option grant under the Company's 1985 Stock Option Plan. and no stock options were exercised by any of the executive officers. The following table sets forth information with respect to the unexercised options held by the executive officers as of the end of the fiscal year.

                            Number of Unexercised     Value of Unexercised In-the-Money
                           Options at June 30, 1995     Options at June 30, 1995 <F1>
Name                     Exercisable    Unexercisable   Exercisable     Unexercisable
Patrick E. Paddon           150,000          --          $1,312,500           --
Glen T. Tsuma                  --            --              --               --
S. Leslie Jewett             23,333        26,667            10,000         15,000
__________________________

<F1>Represents the difference between the most recent closing price of the Common Stock as of June 30, 1995 as reported by NASDAQ and the exercise price of the options.

Board of Directors Report on Executive Compensation

       Amplicon has not established a standing compensation committee but instead all executive compensation issues are subject to the review of the entire Board of Directors. The compensation of the Company's Chief Executive Officer has been reviewed and approved by the Company's Board of Directors. The compensation of other key officers has generally been established by the Chief Executive Officer, subject to the review of the Board of Directors. Mr. Paddon and Mr. Tsuma, as executive officers and directors of the Company, therefore participate in all board executive compensation decisions. Mr.

Paddon  and  Mr.Tsuma  are  also  members of the Stock Option
Committee, however neither of them has received any stock option grants in the last five years.

      The Company's compensation practices have generally been designed to bind the interests of the Company's key executives to the long-term performance of the Company and its shareholders. Compensation for all executives is comprised primarily of 1) base salary and 2) equity participation through common stock ownership or common stock options. Annual bonuses are paid to certain executives from time to time. Base salaries are established according to the particular position of the individual executive, the current economic and business circumstances of the Company, and competitive conditions in the employment marketplace. Bonus amounts are determined based upon an analysis of individual and Company performance, but are not tied to any direct quantitative or qualitative performance factors. To assess the 1995 compensation level of Amplicon's key executives relative to their peers, the Company examined the compensation plans of other public leasing companies, comparable financial service firms and similar emerging growth companies. In fiscal 1995, the base salaries for all named executive officers remained unchanged as compared to the prior year. The Company believes that the cash compensation paid to the Company's executive officers is generally less than that paid to others in comparable positions. However, the equity participation of Amplicon's executive officers, both through direct ownership and common stock options, is generally greater than other comparable companies. The executive officers of Amplicon beneficially own approximately 68% of the Company's common stock outstanding. Through having a substantial portion of each executive's long-term compensation derived from participation in the Company's common stock, the Board of Directors believes that the Company has aligned the financial interests of the executive officers with those of the Company's other shareholders.

     CEO Compensation

     Patrick E. Paddon, the Chief Executive Officer of the Company, cash compensation was set at $375,000 for fiscal 1995. Mr. Paddon's compensation in fiscal 1995 was not specifically tied to any measures of return on equity or earnings targets. Mr. Paddon's compensation was set at $375,000 by the Board of Directors several years ago based upon a review of compensation levels at comparable public companies. Following the most recent review, the Board of Directors believes Mr. Paddon's compensation is still reasonable.

      The  Board has made no determination as to adjustments   to
fiscal 1995 levels.

                              BOARD OF DIRECTORS

                              Patrick E. Paddon
                              Michael H. Lowry
                              Harris Ravine
                              Glen T. Tsuma

Common Stock Performance Graph

      The graph below shows a comparison of five-year cumulative return among Amplicon, the NASDAQ Composite Index and a peer group of public leasing companies comprised of Comdisco, Inc., LDI Corporation, DVI Inc. and Electro Rent Corporation, each of which are engaged in the equipment leasing industry as a substantial part of their business.

PERFORMANCE GRAPH OMITTED.  REPRESENTED BY THE FOLLOWING TABLE:

           6/30/90   9/30/90   12/31/90   3/31/91   6/30/91   9/30/91   12/31/91
AMPI         100       111       129        218       214       214       202
NASD COMP.   100        75        83        107       106       118       133
PEER AVG.    100       106       119        144       119       121       142
(con't)
           3/31/92   6/30/92    9/30/92   12/31/92  3/31/93   6/30/93    9/30/93
AMPI         193       168       214        229       284       286       279
NASD COMP.   137       127       133        149       157       161       173
PEER AVG.    151       128       111        106        99        98       120
(con't)
           12/31/93  3/31/94    6/30/94   9/30/94   12/31/94  3/31/95    6/30/95
AMPI         289       286       293        279       264       232       225
NASD COMP.   176       168       160        175       173       188       215
PEER AVG.    138       128       132        146       153       183       190


                             ITEM 2

         APPROVAL OF THE 1995 EQUITY PARTICIPATION PLAN

      In September 1995, the Company's Board of Directors adopted the 1995 Equity Participation Plan of Amplicon, Inc. (the "1995 Plan"). The 1995 Plan succeeds the Company's Stock Option Plan of 1985 (the "1985 Plan"), which covered 650,000 shares of the Company's Common Stock and was adopted by the Board of Directors and then approved by the shareholders in August 1985.

      The principal purposes of the 1995 Plan are to provide incentives for key employees, directors and consultants of the Company and its subsidiaries through the granting of options, restricted stock and stock appreciation rights ("SARs"), thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

      Under the 1995 Plan, the maximum number of shares of Common Stock that may be issued upon the exercise of options or SARs, or upon the vesting of restricted stock awards, is 500,000. Each fiscal year beginning with the fiscal year beginning July 1, 1996, the maximum number of shares of Common Stock that may be issued upon the exercise of options or SARs, or upon the vesting of restricted stock, shall increase by an amount equal to one percent (1%) of the total number of issued and outstanding shares of Common Stock as of June 30 of the fiscal year immediately preceding such fiscal year. However, in no event shall more than 500,000 shares of Common Stock be issued pursuant to the exercise of incentive stock options (except as subject to adjustments resulting from stock splits and the like). As of June 30, 1995, a total of 469,350 shares were subject to outstanding stock options held by approximately 42 executives, key employees and directors under the 1985 Plan, and only 10,949 shares remained available for the grant of new stock options under the 1985 Plan. No further grants will be made under the 1985 Plan. On October 6, 1995, the closing price of a share of the Company's Common Stock on the NASDAQ National Market System was $16.75.

      The shares of Common Stock available under the 1995 Plan upon the exercise of stock options and SARs, and for issuance as restricted stock, may be either previously unissued shares or treasury shares. The 1995 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1995 Plan and to outstanding grants thereunder in the event
of a stock split, stock dividend or certain  other  types   of
recapitalizations, including restructurings.

      If any portion of an option, SAR or restricted stock award terminates or lapses unexercised, or is canceled upon grant of a new option, SAR or restricted stock (which may be at a higher or lower exercise price than the option or SAR so canceled), the shares which were subject to the unexercised portion of such option, SAR or restricted stock will continue to be available for issuance under the 1995 Plan.

      The principal features of the 1995 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1995 Plan itself. Copies of the 1995 Plan will be available at the Annual Meeting and can also be obtained by making written request of the Company's Secretary.

Administration

      The 1995 Plan is administered by the Stock Option Committee or a subcommittee thereof (referred to herein as the "Committee"), consisting of at least two members of the Board. The Committee is authorized to select from among the eligible employees, directors and consultants the individuals to whom options, SARs and restricted stock purchase rights are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1995 Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1995 Plan.

Payment for Shares

       The  exercise  or  purchase  price  for  all  options  and restricted stock awards, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase. However, restricted stock and shares underlying options may, with the approval of the Committee, be paid in whole or in part in Common Stock of the Company owned by the optionee or restricted stockholder (or Common Stock issuable to the optionee upon exercise of an option) and having a fair market value on the date of exercise equal to the aggregate exercise or purchase price of the shares to be purchased plus any taxes required to be withheld. The Committee may also authorize other lawful consideration to be applied to the purchase price of restricted stock.

Amendment and Termination

     Amendments of the 1995 Plan to increase the number of shares as to which options, SARs and restricted stock may be granted (except for the automatic yearly upward adjustments discussed above and adjustments resulting from stock splits and the like) require the approval of the Company's shareholders. In all other respects the 1995 Plan can be amended, modified, suspended or terminated by the Board, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the 1995 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides.

Eligibility

      Options, SARs and restricted stock awards under the 1995 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such awards (other than incentive stock options) also may be granted to directors and consultants of the Company selected by the Committee for participation in the 1995 Plan. Approximately 200 employees (including one executive officer) and two non-employee Board members are eligible to participate in the 1995 Plan. More than one option, SAR or restricted stock award may be granted to a key employee, director or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an incentive stock option is first exercisable by an optionee during any calendar year cannot exceed $100,000.

Awards under the 1995 Plan

     The 1995 Plan provides that the Committee may grant or issue stock options, SARs, restricted stock or any combination thereof. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

      Nonqualified stock options ("NSOs") will provide for the right to purchase Common Stock at a specified price which may be greater than, equal to or less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NSOs may be granted for any term specified by the Committee.

      Incentive stock options, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including the requirement that their exercise price be equal to at least 100% of fair market value of Common Stock on the grant date and that their term be no greater than ten years. Any incentive stock option granted under the Plan may be subsequently modified by the Committee to disqualify it from treatment as an incentive stock option. Incentive stock options may be granted only to employees. In no event may any incentive stock option be granted later than ten years after the date the Plan is adopted by the Board.

      Restricted stock may be sold to participants at various prices and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

      Stock appreciation rights may be granted in connection with stock options, or separately. SARs granted by the Committee in connection with stock options provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option. There are no restrictions specified in the 1995 Plan on the exercise of SARs or the amount of gain realizable therefrom, although they can be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of cash and Common Stock.

Miscellaneous Provisions

      Options and other rights to acquire Common Stock of the Company granted under the 1995 Plan may provide for their termination upon dissolution or liquidation of the Company, the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock; but in such event the Committee may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or rights have not yet become fully exercisable. Options and other rights granted under the 1995 Plan may provide that in the event of a "change in control" of the Company (as defined in the option or grant agreement) all previously unexercisable options and rights become immediately exercisable unless such options and rights, or portions thereof, are determined by the Committee to constitute, when exercised, "parachute payments" (as defined in Section 280G of the Code). If any option or other right does not contain such limitation, and its exercisability is accelerated upon a change in control, it is possible that an optionee may be liable for an excise tax on the amount attributable to such acceleration (and any other payments made in connection with such change in control).

      The 1995 Plan specifies that the Company may make loans to Plan participants to enable them to exercise options, or to purchase shares of restricted Stock under the Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

      In consideration of the granting of a stock option, SAR or restricted stock award, the employee, director or consultant must agree in the written agreement embodying such award to remain in the employ of, or to continue to be of service to, the Company or a subsidiary of the Company for such period as may be determined in the discretion of the Committee.

      The dates on which options, SARs and awards of restricted stock first become exercisable or vest, and the dates on which they expire, will be set forth in the individual agreements embodying the awards. Such agreements generally will provide that options, SARs and restricted stock awards expire upon termination of the optionee's or grantee's status as a director, employee or consultant, although the Committee may provide that certain SARs continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the 1995 Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other
factors,   in  the  terms  of  an  individual  restricted   stock
agreement.

      No option, SAR or restricted stock award granted under the 1995 Plan may be assigned or transferred by the optionee or grantee, except by will or the laws of intestate succession, although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

      The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or SAR granted under the 1995 Plan, or in connection with the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or the payment of other compensation. Shares held by, or to be issued to, a participant may be used to discharge tax withholding obligations related to the exercise of options or SARs, or the receipt of restricted stock awards, subject to the discretion of the Committee to disapprove such use.

Federal Income Tax Consequences

      The tax consequences of the 1995 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 1995 Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of the 1993 Omnibus Budget Reconciliation Act ("OBRA"), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

       Nonqualified Stock Options. For federal income tax purposes, the recipient of NSOs granted under the 1995 Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NSO.

      Incentive Stock Options. There is no taxable income to an employee when an ISO is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of alternative minimum tax. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NSO, with the optionee recognizing income upon such exercise taxable at ordinary income tax rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

      Stock Appreciation Rights. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

      Restricted Stock. An employee to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. If an election is made under Section 83(b), the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount.

     Effect of 1993 Omnibus Budget Reconciliation Act on the 1995 Plan. Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "parachute payments" as defined in
Section 280G of the Code) in any one taxable year. However, under OBRA, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. Because the Company currently does not expect the deductible compensation for any executive in any taxable year to exceed $1 million, the Company is not seeking to conform the 1995 Plan to the restrictive conditions of the OBRA legislation and related regulations.

Reasons for Adoption of the 1995 Plan

      The 1985 Plan currently provides that 650,000 shares of Common Stock are authorized for issuance. As of July 1, 1995, approximately 10,949 shares remained available for future awards under the 1985 Plan. Also on that date, options held by approximately 42 executives, key employees and directors covering approximately 469,350 shares were outstanding under the 1985 Plan, of which approximately 219,000 were exercisable. No further grants may be made under the 1985 Plan. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees and consultants, and additionally to directors, thereby continuing to align the interests of such individuals with those of the shareholders, and that awards under the 1995 Plan are an effective means of providing such compensation. Therefore, the Board recommends that the 1995 Plan be adopted, and that 500,000 shares of Common Stock (subject to automatic yearly upward adjustments, as discussed above) be reserved for issuance upon the exercise of options and SARs, or upon the sale of restricted stock.

Required Vote for Approval and Recommendation of the Board of Directors

      The affirmative vote of a majority of the shares present or represented  and  entitled  to vote  at  the  Annual  Meeting  is
required  to  approve  the 1995 Plan.   The  Board  of  Directors
recommends a vote FOR approval of the 1995 Plan.


                 INDEPENDENT PUBLIC ACCOUNTANTS

      The Company has not yet selected its independent public accountants for the year ended June 30, 1996 because its Audit Committee has not yet made a recommendation. Representatives of Arthur Andersen & Co., the Company's independent public accountants for the year ended June 30, 1995, are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

               ANNUAL REPORT AND OTHER SEC FILINGS

      The Company's Annual Report, containing audited financial statements for the fiscal years ended June 30, 1995 and 1994, accompanies this Proxy Statement. Upon written request, the Company will send to any shareholder, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended June 30, 1995, including the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission. The written request must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement.

      Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company believes that during fiscal 1995 no officer, director or more-than 10% beneficial owner failed to file on a timely basis all reports required by Section 16(a) of the Securities and Exchange Act of 1934.


                    PROPOSALS OF SHAREHOLDERS

      All proposals of shareholders intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be directed to the attention of and received by the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, before June 26, 1996 if they are to be considered for inclusion in the Proxy Statement and form of Proxy used in connection with the meeting, in accordance with the rules and regulations of the Securities and Exchange Commission.


                          OTHER MATTERS

      At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting or any adjournment thereof, proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.


                         By Order of the Board of Directors



                         Glen T. Tsuma /s/
                         Secretary


Santa Ana, California
October 23, 1995

APPENDIX 1


               THE 1995 EQUITY PARTICIPATION PLAN
                               OF
                         AMPLICON, INC.


          Amplicon, Inc., a California corporation, has adopted The 1995 Equity Participation Plan of Amplicon, Inc. (the "Plan"), effective September 25, 1995, for the benefit of its eligible Employees, consultants and Directors. The purposes of this Plan are as follows:

          (1) To provide an additional incentive for Directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of Directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                            ARTICLE I

                           DEFINITIONS

          1.1 General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

          1.2 Board. "Board" shall mean the Board of Directors of the Company.

          1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.4  Committee.  "Committee" shall mean the Stock
Option Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 8.1.

          1.5 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

          1.6  Company.  "Company" shall mean Amplicon, Inc., a
California corporation.

          1.7 Director. "Director" shall mean a member of the Board.

          1.8 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

          1.9  Exchange Act.  "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended.

          1.10 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the most recent preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for a share of Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the fair market value of a share of Common Stock as established by the Committee acting in good faith.

          1.11 Grantee. "Grantee" shall mean an Employee, Director or consultant granted a Stock Appreciation Right under this Plan.

          1.12 Incentive Stock Option. "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.13 Independent Director. "Independent Director" shall mean a Director who is not an Employee.

          1.14 Non-Qualified Stock Option.  "Non-Qualified Stock
Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.15 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-
Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

          1.16 Optionee.  "Optionee" shall mean a Director,
Employee or consultant granted an Option under this Plan.

          1.17 Plan.  "Plan" shall mean The 1995 Equity
Participation Plan of Amplicon, Inc.
          1.18 QDRO. "QDRO" shall mean any qualified domestic relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

          1.19 Restricted Stock. "Restricted Stock" shall mean shares of Common Stock awarded under Article VI of this Plan.

          1.20 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee, Director or consultant granted an award of Restricted Stock under Article VI of this Plan.

          1.21 Rule 16b-3.  "Rule 16b-3" shall mean that certain
Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          1.22 Stock Appreciation Right.  "Stock Appreciation
Right" shall mean a stock appreciation right granted under
Article VII of this Plan.

          1.23 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.24 Termination of Consultancy. "Termination of Consultancy" shall mean the time when an Optionee who is a consultant ceases to be a consultant for any reason. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy.

          1.25 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is a Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

          1.26 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of the Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                           ARTICLE II

                     SHARES SUBJECT TO PLAN

          2.1 Shares Subject to Plan. The shares of stock subject to Options, awards of Restricted Stock or Stock Appreciation Rights shall be shares of Common Stock. The aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options or Stock Appreciation Rights under the Plan, or pursuant to an award of Restricted Stock under the Plan, shall not exceed five hundred thousand (500,000). On the July 1 of each fiscal year beginning with the fiscal year commencing July 1, 1996, the aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options or Stock Appreciation Rights under the Plan, or pursuant to an award of Restricted Stock under the Plan, shall increase by an amount equal to one percent (1%) of the total number of issued and outstanding shares of Common Stock as of June 30 of the fiscal year immediately preceding such fiscal year; provided, however, that in no event, except as subject to adjustment as provided in
Section 9.3, shall more than five hundred thousand (500,000) shares of Common Stock be issued pursuant to the exercise of Incentive Stock Options.

          2.2 Unexercised Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                           ARTICLE III

                       GRANTING OF OPTIONS

          3.1  Eligibility.  Any Director, Employee
or consultant selected by the Committee pursuant to Section
3.4(a)(i) shall be eligible to be granted an Option.

          3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

          3.4  Granting of Options

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                 (i) Determine which Employees are key Employees and select from among the Directors, key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted
     Options;

                (ii)  Determine the number of shares to be
     subject to such Options granted to the selected Directors, key Employees or consultants;

               (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

                (iv) Determine the terms and conditions of such Options, consistent with this Plan.

          (b) Upon the selection of a Director, Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to a Director, Employee or consultant that such individual surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, Stock Appreciation Rights or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c)   Any Incentive Stock Option granted under this
Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                           ARTICLE IV

                        TERMS OF OPTIONS

          4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2 Option Price. The price per share of the shares subject to a Non-Qualified Stock Option shall be set by the Committee and may be greater than, equal to or less than the Fair Market Value of the shares subject to the Option on the grant date; provided, however, that such price shall be no less than the par value of a share of Common Stock. In the case of an Incentive Stock Option, the price per share of the shares subject to the Option shall not be less than the greater of: (i) 100% of the Fair Market Value of a share of Common
Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted in the case of an Optionee then owning
(within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

          4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of an Incentive Stock Option, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. Except as limited by the requirements of Section 422 of the Code and the regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4   Option Vesting

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, the Options (or portions thereof) granted to such Optionee shall be treated as Non-Qualified Stock Options as required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option or option with respect to such stock is granted.

          4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Subsidiary for such period of time as may be determined in the discretion of the Committee (or until the next annual meeting of shareholders of the Company, in the case of a Director). Nothing in this Plan or in any Stock
Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                            ARTICLE V

                       EXERCISE OF OPTIONS

          5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
(ii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee, or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

          5.3 Certain Timing Requirements. At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or
(ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes, provided, however, that such irrevocable written election must be made at least six months prior to the payment of such Option price or withholding taxes.

          5.4   Conditions to Issuance of Stock Certificates.
The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee, in its absolute discretion, deem necessary or advisable;
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          5.5 Rights as Shareholders. A holder of an Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holder.

          5.6 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                           ARTICLE VI

                    AWARD OF RESTRICTED STOCK

          6.1   Award of Restricted Stock

          (a) The Committee shall from time to time, in its absolute discretion:

                 (i)  Select from among the key Employees,
     Directors or consultants (including any who have previously received Restricted Stock or other awards under this Plan) such of them as in its opinion should be awarded
     Restricted Stock; and

                (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted
     Stock, consistent with this Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee, Director or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted
Stock as it deems appropriate.

          6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock
Agreement, which shall be executed by the selected key Employee, Director or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          6.3 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for such period of time as may be determined in the discretion of the Committee. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

          6.4 Rights as Shareholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a shareholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

          6.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or consultancy with the Company, Company performance and individual performance; provided, however, that, by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable.

          6.6 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment, Termination of Directorship or Termination of Consultancy,as applicable, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

          6.7 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing shares of Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

          6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                           ARTICLE VII

                    STOCK APPRECIATION RIGHTS

          7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, Director or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agree ment, which shall be executed by the Grantee and an authorized officer of the Company. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee, Director or consultant that the Employee, Director or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, Stock Appreciation Rights or other rights which have been previously granted to him under this Plan or otherwise. A Stock
Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          7.2   Coupled Stock Appreciation Rights

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is relates.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surren der to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR, by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

          7.3   Independent Stock Appreciation Rights

          (a) An Independent Stock Appreciation Right ("ISAR") shall not be related to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided, however, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR, by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

          7.4   Payment and Limitations on Exercise

          (a) Payment of the amount determined under Section 7.2(c) and 7.3(b) above shall be in cash, in shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in shares of Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.4 hereinabove pertaining to Options.

          (b) Grantees of Stock Appreciation Rights who are subject to Section 16 of the Exchange Act may, in the discretion of the Committee, be required to comply with any timing or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

          7.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for such period of time as may be determined in the discretion of the Committee. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                          ARTICLE VIII

                         ADMINISTRATION

          8.1 Stock Option Committee. The Stock Option Committee (or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          8.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Stock Appreciation Rights are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code and the regulations thereunder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 are required to be determined in the sole discretion of the Committee.

          8.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          8.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensa tion for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accoun tants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be enti tled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determina tions made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Stock Appreciation Rights, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                           ARTICLE IX

                    MISCELLANEOUS PROVISIONS

          9.1 Not Transferable. Options, Restricted Stock awards and Stock Appreciation Rights under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Stock Appreciation Right or interest or right therein, shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 9.1 shall not prevent (i) transfers by will or by the applicable laws of descent and distribution, (ii) the designation by the Optionee or Grantee of a beneficiary to exercise the Optionee's Option or other right or award (or any portion thereof) granted under the Plan after the Optionee's or Grantee's death, or (iii) transfers in accordance with such requirements as are prescribed by the Committee and in accordance with the Code and applicable regulations.

          During the lifetime of the Optionee or Grantee, only he, or an alternate payee under a QDRO, may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's beneficiary designation, will or under the then appli cable laws of descent and distribution.

          9.2 Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's shareholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 9.3, increase the limits imposed in Section
2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards or Stock Appreciation Rights alter or impair any rights or obligations under any Options, Restricted Stock awards or Stock Appreciation Rights theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock or Stock Appreciation Rights may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 9.5.

          9.3 Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for which Options, Restricted Stock awards or Stock Appreciation Rights may be granted, including adjustments of the limitation in
Section 2.1 on the maximum number and kind of shares which may be issued.

          In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or Stock Appreciation Rights, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Stock. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option or Stock Appreciation Right may include a necessary or appropriate corresponding adjustment in Option or Stock Appreciation Right exercise price, but shall be made without change in the total price applicable to the unexercised portion of the Option or Stock Appreciation Right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

          Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modifica tion" under the provisions of subsection 424(h)(3) of the Code and the regulations thereunder.

          Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassi fication, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

          In the event of a "spin-off" or other substantial dis tribution of assets of the Company which has a material diminu tive effect upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Option or Stock Appreciation Right exercise price to reflect such diminution.

          9.4 Merger of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

          (a) At the discretion of the Committee, the terms of an Option or Stock Appreciation Right may provide that it cannot be exercised after such event.

          (b) In its discretion, and on such terms and condi tions as it deems appropriate, the Committee may provide either by the terms of such Option or Stock Appreciation Right or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option or Stock Appreciation Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Option or Stock Appreciation Right.

          (c) In its discretion, and on such terms and condi tions as it deems appropriate, the Committee may provide either by the terms of such Option or Stock Appreciation Right or by a resolution adopted prior to the occurrence of such event that upon such event, such Option or Stock Appreciation Right shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

          (d) In its discretion, and on such terms and condi tions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 after such event.

          9.5 Approval of Plan by Shareholders. This Plan will be submitted for the approval of the Company's shareholders within twelve months after the date of the Board's initial adoption of this Plan. Options or Stock Appreciation Rights may be granted and Restricted Stock may be awarded prior to such shareholder approval, provided that such Options or Stock Appreciation Rights shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options or Stock Appreciation Rights previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

          9.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock award or Stock Appreciation Right. Subject to the timing requirements of Section 5.3, the Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

          9.7 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option or Stock Appreciation Right granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          9.8 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right granted, or Restricted Stock awarded, to a key Employee or Director who is then subject to
Section 16 of the Exchange Act, shall be subject to any addi tional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations.

          9.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incen tives or compensation for Employees of the Company or any Subsid iary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          9.10 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards or Stock Appreciation Rights under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options or Stock Appreciation Rights granted or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all appli cable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards or Stock Appreciation Rights granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          9.11  Titles.  Titles are provided herein for
convenience only and are not to serve as a basis for interpretation or construction of this Plan.

          9.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                             *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Amplicon, Inc. on September 25, 1995, and by the Shareholders of Amplicon, Inc. on
______________, 199__.

          Executed on this ____ day of _______________, 199___




                                         Glen T. Tsuma /s/
                                         Secretary